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                                                                      Exhibit 32

                               AVISTA CORPORATION

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                       CERTIFICATION OF CORPORATE OFFICERS
  (Furnished Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section
                     906 of the Sarbanes-Oxley Act of 2002)

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            Each of the undersigned, Gary G. Ely, Chairman of the Board,
President and Chief Executive Officer of Avista Corporation (the "Company"), and Malyn K. Malquist, Senior Vice President, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2004

                                                      /s/ Gary G. Ely
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                                                         Gary G. Ely
                                            Chairman of the Board, President and
                                                    Chief Executive Officer


                                                     /s/ Malyn K. Malquist
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                                                       Malyn K. Malquist
                                                 Senior Vice President, Chief
                                               Financial Officer and Treasurer